SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2006


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


             Pennsylvania                1-5084                23-1145880
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    (State or Other Jurisdiction of    (Commission          (I.R.S. Employer
    Incorporation or Organization)     File Number)         Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania           19129
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.
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At the 2006 Annual Meeting of Shareholders of Tasty Baking Company (the
"Company") held on May 11, 2006, the Company's shareholders approved the Tasty Baking Company 2006 Long Term Incentive Plan (the "Plan") as adopted by the Company's Board of Directors (the "Board") on March 24, 2006. A copy of the Plan was attached as Appendix A to the Company's definitive proxy statement and is incorporated herein by reference. The description of the Plan in this Form 8-K is qualified in its entirety by reference to the full Plan.

The Plan authorizes the Compensation Committee (the "Committee") of the Board to grant equity-based and other performance-based awards to employees, directors and consultants or advisors of the Company. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders.

         The following is a summary of the key provisions of the Plan:

         1. Number of Shares. The aggregate number of shares reserved and available for grant under the Plan is 350,000 shares of the Company's common stock, par value $0.50 per share ("Common Stock").

         2. Administration. The Plan will be administered by the Committee.

         3. Eligibility. All members of the Board, all employees of the Company, and consultants or advisors providing services to the Company are eligible to become participants in the Plan, as determined by the Committee from time to time.

         4. Term of the Plan. The Plan became effective as of March 24, 2006, and will terminate on March 24, 2016. The Board reserves the right to terminate the Plan prior to such date without prejudice to the holders of any awards then outstanding.

         5. Plan Awards. The Plan authorizes the Committee to grant a variety of incentive awards to participants, as described below. Each award shall be evidenced by a written award agreement, which shall specify the terms and conditions of the award, as determined by the Committee in its discretion, subject to the limitations set forth in the Plan.

                  a. Stock Options. The Committee may award options to purchase a specified number of shares of Common Stock. Tax-qualified incentive stock options may be awarded to participants who are employees of the Company. Non-qualified stock options may be awarded to employees and other participants, including members of the Board.

                  b. Stock Appreciation Rights. The Committee may award stock appreciation rights which give the participant the right to receive, at the time it is exercised by the participant, the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the fair market value of the shares at the time of the award.

                  c. Stock Awards. The Committee may award shares of Common Stock to a participant at no cost to the participant. The award may take the form of an immediate transfer of shares which are subject to forfeiture if conditions specified by the Committee are not met. Alternatively, the award may take the form of an immediate transfer of shares which are not subject to a risk of forfeiture or a deferred transfer of shares if and when the conditions specified by the Committee are met.

                  d. Performance Shares. The Committee may grant an award that will entitle the holder to receive a specified number of shares of Common Stock, or cash in lieu of shares, or a combination thereof, if certain performance goals or market conditions are met.

         6. Interpretation. The Committee has the power to set, alter or change the rules, guidelines and regulations for the administration of the Plan, and to interpret the Plan and any and all guidelines, rules and regulations so adopted.

         7. Amendments. The Board may, from time to time, in its discretion, amend or supplement any provision of the Plan, in whole or in part; provided however, no amendment shall be made to modify the requirements for eligibility for participation or to increase the number of shares of Common Stock with respect to which awards may be granted under the Plan unless approved by the shareholders of the Company, and no amendment shall adversely affect the rights of participants under the Plan with respect to outstanding awards.

         8. Anti-Dilution. The number of shares with respect to which awards may be granted under the Plan, the number of shares of Common Stock subject to any outstanding award, and the nature of the securities which may be issued under the Plan, in each case shall be adjusted as a result of stock splits, stock dividends, or other subdivisions or combinations of the Common Stock, or reorganizations, mergers, consolidations, dividends or reclassifications affecting the Company.

         9. Change of Control. In the event of a change of control of the Company (as defined in the Plan), the Committee, in its discretion, may accelerate the vesting of all or less than all outstanding awards, and, in certain cases, pay the participant for the award.

10. Repricing Prohibited. Neither the Committee nor the Board may take any action without prior approval of the shareholders to reprice outstanding awards.


Item 9.01.  Financial Statements and Exhibits
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     (d) Exhibits:

                  99.1 Tasty Baking Company 2006 Long Term Incentive Plan (incorporated herein by reference to Appendix A to Tasty Baking Company's definitive proxy statement for its annual meeting of shareholders held on May 11, 2006).

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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TASTY BAKING COMPANY
                                       (Registrant)


     Date:  May 17, 2006               /S/ David S. Marberger
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                                       David S. Marberger
                                       Senior Vice President and Chief Financial
                                       Officer